IN THE UNITED STATES DISTRICT COURT
              FOR THE WESTERN DISTRICT OF OKLAHOMA


SECURITIES AND EXCHANGE COMMISSION,     )
                                        )
                         Plaintiff,     )
                                        )
v.                                      )   Case No. CIV-00-1375-R
                                        )
BROADBAND WIRELESS INTERNATIONAL        )
CORPORATION, a Nevada Corporation;      )
BROADCOM WIRELESS COMMUNICATIONS        )
CORPORATION, an Oklahoma Corporation;   )
IVAN W. WEBB, and DONALD L. KNIGHT,     )
                                        )
                         Defendants,    )
                                        )
and                                     )
                                        )
BLACK GIANT RESOURCES CORPORATION,      )
an Oklahoma Corporation;                )
BROADBAND WIRELESS COMMUNICATIONS       )
CORPORATION, an Oklahoma Corporation;   )
MEDSCAN TECHNOLOGIES, INC., an Oklahoma )
Corporation; and KIMBERLY KNIGHT,       )
                                        )
                    Relief Defendants.  )


                   ORDER APPROVING  SETTLEMENT
            AGREEMENT INVOLVING RECEIVERSHIP ENTITIES
            __________________________________________

     This matter comes before the Court on this 17th day of

October, 2000, on the Application Seeking Approval of Settlement

Agreement Involving Receivership Entities ("Application") filed by the Temporary Receiver, Peter B. Bradford ("Receiver").  The

parties to the Settlement Agreement appear by counsel.  The

Securities and Exchange Commission appeared by counsel, Harold R.

Loftin, Jr. The Court having reviewed the Settlement Agreement and evidence submitted by the parties, heard oral argument from counsel and being fully advised in the premises and noting that no objections have been filed or presented, this Court finds as follows:

     1. Peter B. Bradford was appointed Temporary Receiver for

Broadband Wireless International Corporation ("Broadband"),

BroadCom Wireless Communications Corporation, Black Giant

Resources Corporation, Broadband Wireless Communications

Corporation, and Medscan Technologies, Inc. by order of this

Court of August 11, 2000.  The Order authorizes the Temporary

Receiver to defend, compromise or adjust such actions or

proceedings in state or federal courts now pending and

hereinafter instituted, as may in his discretion be advisable or proper for the protection of the Receivership Assets or proceeds therefrom, and with the proper permission of this Court and

notice to the parties, to institute, prosecute, compromise or adjust such actions or proceedings in state or federal courts as may in his judgment be necessary or proper for the collection,

preservation and maintenance of the Receivership assets.  See

Order Appointing Temporary Receiver filed August 11, 2000, at p.

6.

     2.  One or more of the receivership entities are parties to the following pending lawsuits:

          a)   Broadband Wireless International Corp. v. Ronald
               Baker, et al., District Court of Oklahoma County,
               Case No. CJ-2000-3816-62;

          b)   BroadCom Wireless Communications Corp. v. Ronald
               L. Baker, et al.,    District Court of Oklahoma
               County, Case No. CJ-2000-5129; and

          c)   Duke, et al. v. BroadCom Wireless Communications
               Corporation District Court of Oklahoma County,
               Case No. CJ-2000-4813.

All of the actions arise from an alleged breach of an agreement entered into on or about October 18, 1999, wherein BroadCom

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Communications Group entered into a letter of intent with Ronald

L. Baker, on behalf of Baker & Associates, and Gary K. Duke, on behalf of Getmore Communications, Getmore Wireless and other entities for the purpose of operating an internet service

provider business in Oklahoma City and elsewhere, and a

subsequent similar agreement dated November 24, 1999, between

BroadCom Wireless Communications Corporation and Ronald L. Baker

and Gary K. Duke and their related entities.  The agreements between the parties were not completed and lawsuits were filed by each side alleging breach of contract, fraud, rescission, and other claims.  All such lawsuits were pending at the time the

Securities and Exchange Commission ("SEC") filed the present action and this Receiver was appointed. The Temporary Receiver has reviewed the pleadings in the lawsuits, met with former

counsel for Broadband who instituted and defended the actions brought by and against the Aarow Broadband/Duke/Baker groups, and has determined that it is in the best interest of the

receivership entities and necessary and proper for the protection of receivership assets to enter into the Settlement Agreement,

attached hereto as Exhibit "A."

     3.  Under the terms of the Settlement Agreement, AAROW

Environmental Group, Inc., a Nevada corporation, now known as

AARO Broadband Wireless Communications, Inc. ("AARO Broadband")

assumes liability for certain debentures issued by Broadband and such debentures will be canceled in exchange for 1,000,000 shares of AARO Broadband common stock.  Further, AARO Broadband has solicited and procured purchasers of the claims of the Receiver as contained in the pending lawsuits identified hereinabove to third parties for the aggregate sum of $400,000.00.  The proceeds from such sales will be paid to the Receiver.  The claims of the

Receiver purchased by the third parties will be exchanged with

AARO Broadband for 1,800,000 shares of common stock of AARO

Broadband.  Further, certain restricted warrants previously

issued by AARO Broadband to certain individuals will be exchanged for new warrants.  In addition, 2,700,000 shares of Broadband stock which is possessed by Baker and Duke will be returned to


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
Broadband, and Gary L. Duke will receive 200,000 shares of the

Settlement Stock.  The new warrants and the shares of common stock delivered to the third parties will be deemed to be free-

trading stock exempt from registration pursuant to Section

3(a)(10) of the Securities Act of 1933, as amended.

     4.  The requirements of Section 3(a)(10) of the Securities

Act of 1933 have been met as the terms and conditions of the

Settlement Agreement relating to the exchange of the Settlement

Stock and restricted warrants are reasonable and fair and that all persons that, pursuant to such exchange, are to be issued the

Settlement Stock and new warrants have had proper notice and the right to appear.

     5.  It was impractical to give actual notice to more than

3,000 potential Broadband shareholders, as many addresses are incorrect, some shareholders who paid for stock have not received stock and are not listed on the shareholder list, and other

persons and entities shown on the shareholder list are not

legally entitled to be shareholders of the company.

     6.  Notice of the Settlement Agreement was properly given

by: 1) filing the Notice of Pendency and Proposed Settlement of

Action, attached to the Application as Exhibit "B," with this

Court; 2) mailing a copy of the Notice to all persons to whom the

Settlement Agreement proposes securities be issued, to all

persons who were shown as being parties to the settlement of this matter, and to any shareholders who have individually requested notice; 3) posting the Notice on the Broadband Web Page at

www.broadbandwireless.com; 4) posting the Notice on the

PRNewswire to reach all broker/dealers who have made a market for

Broadband stock in the public market; and 5) posting the Notice on the Raging Bull Bulletin Board for Broadband.

     7.  The Settlement Agreement is in the best interest of the receivership entities and necessary and proper for the protection of receivership assets to enter into the Settlement Agreement.

     8.  Capital Abstract and Title Company ("Capital Abstract")

is serving as Escrow Agent for the parties holding Settlement

Funds and Settlement Stock.  Capital Abstract's fee of not more than $1,500.00 shall be paid equally by Broadband and AARO

Broadband.

     IT IS THEREFORE ORDERED ADJUDGED AND DECREED:

     1.  Peter B. Bradford has proper permission from this

Court and authority as Temporary Receiver for Broadband Wireless

International Corporation ("Broadband"), BroadCom Wireless

Communications Corporation, Black Giant Resources Corporation,

Broadband Wireless Communications Corporation, and Medscan

Technologies, Inc. by order of this Court of August 11, 2000, to enter into the Settlement Agreement on behalf of the Receivership

Entities.

     2.   The Settlement Agreement was necessary and proper

for the collection, preservation and maintenance of the

Receivership Assets.

     3.   It is in the best interest of the Receivership Entities

to enter into the Settlement Agreement.

     4.   As set forth in the Settlement Agreement, AARO

Broadband shall assume liability for certain debentures issued by

Broadband and such debentures shall be canceled in exchange for

1,000,000 shares of AARO Broadband common stock.  Further, AARO

Broadband has solicited and procured purchasers of the claims of the Receiver as contained in the pending lawsuits identified hereinabove to third parties for the aggregate sum of

$400,000.00.  The proceeds from such sales shall be paid to the

Receiver.  The claims of the Receiver purchased by the third parties shall be exchanged with AARO Broadband for 1,800,000 shares of common stock of AARO Broadband.  Further, certain

restricted warrants previously issued by AARO Broadband to

certain individuals shall be exchanged for new warrants.  In addition, 2,700,000 shares of Broadband stock which is possessed by Baker and Duke shall be returned to Broadband, and Gary L.

Duke will receive 200,000 shares of the Settlement Stock.  The new warrants and the shares of common stock delivered to the third parties shall be deemed to be free-trading stock exempt from registration pursuant to Section 3(a)(10) of the Securities

Act of 1933, as amended.

     5.   The requirements of Section 3(a)(10) of the Securities

Act of 1933 have been met and the terms and conditions of the

Settlement Agreement relating to the exchange of Settlement Stock and restricted warrants are reasonable and fair and all persons that,  pursuant to such exchange, are to be issued the Settlement

Stock and new warrants have had proper notice and the right to appear.

     6.    Notice of the Settlement Agreement was properly  given

to  the  proper parties as determined by this Court in its  Order entered  October  10,  2000, and the  evidence  of  notice  given presented at this hearing.

     7.   Capital Abstract and Title Company ("Capital Abstract")

shall serve as Escrow Agent for the parties.

      8.    Capital Abstract shall disburse the Settlement  Funds

and  Settlement  Stock pursuant to the terms  of  the  Settlement

Agreement.

     9.   Capital Abstract's fee of not more than $1,500.00 shall

be paid equally by Broadband and AARO Broadband.

     IT IS SO ORDERED.



                               /s/ David L. Russell
                              __________________________________________
                              HONORABLE DAVID L. RUSSELL
                              UNITED STATES DISTRICT JUDGE

APPROVED AS TO FORM:


/s/ Peter B. Bradford
____________________________________
PETER B. BRADFORD, OBA #1044
Conner & Winters, P.C.
One Leadership Square
211 N. Robinson, Suite 1700
Oklahoma City, OK  73102-7101
(405) 272-5711
(405) 232-2695 - facsimile

TEMPORARY RECEIVER FOR BROADBAND
WIRELESS INTERNATIONAL CORPORATION,
BLACK GIANT RESOURCES CORPORATION,
BROADBAND WIRELESS COMMUNICATIONS
CORPORATION, and MEDSCAN TECHNOLOGIES, INC.

/s/ Harold R. Loftin, Jr.
____________________________________
HAROLD R. LOFTIN, JR.
Texas Bar No. 12487090
DOUGLAS A. GORDIMER
Maryland Bar Member

UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Fort Worth District Office
801 Cherry Street, Suite 1900
Fort Worth, TX  76102
(817) 978-6450
(817) 978-2700 - facsimile

/s/ Clell I. Cunningham

____________________________________
CLELL I. CUNNINGHAM III, OBA#2093
DUNN SWAN & CUNNINGHAM
2800 Oklahoma Tower
210 Park Avenue
Oklahoma City, OK  73102
(405) 235-8318
(405) 235-9605 - facsimile

ATTORNEY FOR RONALD L. BAKER


















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

/s/ C. Craig Cole
____________________________________
C. CRAIG COLE, OBA#1775
C. CRAIG COLE & ASSOCIATES
317 N.W. 12th Street
Oklahoma City, OK  73103
(405) 232-8700
(405) 232-1655 - facsimile

ATTORNEY FOR GARY DUKE, RON BAKER
and GKD, INC.











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



/s/ Gene Stipe
____________________________________
GENE STIPE, OBA#8642
EDDIE HARPER, OBA#3878
STIPE LAW FIRM
P.O. Box 1368
McAlester, OK  74502
(918) 423-0421
(918) 423-0266 - facsimile

-and-

JOHN M. THETFORD, OBA#12892
2417 East Skelly Drive
P.O. Box 701110
Tulsa, OK  74170-1110
(918) 749-0749
(918) 747-0751 - facsimile

ATTORNEYS FOR AAROW ENVIRONMENTAL
GROUP, INC., now known as AARO BROADBAND
WIRELESS COMMUNICATIONS CORPORATION
and GETMORE COMMUNICATIONS, INC.